EXHIBIT 99.1

                 COLONIAL COMMERCIAL CORP. REPORTSFIRST QUARTER
                 ----------------------------------------------
                                FINANCIAL RESULTS
                                -----------------

     HAWTHORNE, New Jersey (May 22, 2007) - Colonial Commercial Corp. ("Colonial") (OTC Bulletin Board: "CCOM," "CCOMP"), today announced financial results for the first quarter ended March 31, 2007.

     Sales for the first quarter increased 7.8% to $16,042,232 from $14,884,214 in the first quarter of 2006. The increase in sales is primarily a result of sales of appliances in 2007 that the Company was not offering until September 2006 and increases in our commercial air conditioning equipment sales. These increases were partially offset by a continued slowness in our control systems business and softness in sales of our showroom plumbing fixtures. Gross profit for the first quarter increased 4.0% to $4,871,502 from $4,685,327 in the first quarter of 2006. Net loss for the first quarter increased 20.2% to $389,940 from $324,529 in the first quarter of 2006. Comparisons to 2006 include adjustments for SAB No. 108, as described in our Form 8-K filed with the SEC on May 21, 2007.

     William Pagano, Chief Executive Officer of the Company, said, "The first quarter historically has been our weakest quarter due to seasonality factors. We are pleased with sales of our appliances and the expansion of these lines which include room air conditioners, washers and dryers, and custom hoods and kitchen ventilation systems. Additionally, we are continuing to expand our plumbing fixture business into more of our existing locations. On April 23, 2007, we announced the opening of our newest location in the Albany, New York area. All of these activities should continue to increase our growth in 2007 and future years."

     Colonial distributes heating, ventilating and air conditioning, ("HVAC"), equipment, parts and accessories, climate control systems, and plumbing supplies to HVAC contractors, primarily in the New York metropolitan area through its Universal Supply Group, Inc., www.usginc.com, American/Universal Supply Inc.,
                                --------------
www.ausupplyinc.com,  and  The  RAL  Supply  Group,  Inc.,  www.ralsupply.com,
-------------------                                         -----------------
subsidiaries. These contractors purchase and install equipment and systems for residential, commercial and industrial users. The Company provides control system design, custom control panel fabrication, technical field support, in-house training and climate control consultation for engineers and installers. It is a leader in the design of direct digital control systems, and systems that control multi-location facilities through the Internet. The Company also distributes home appliances to dealer groups and appliance stores through its Goldman Universal division. Additionally, the Company offers water filtration systems, parts and accessories and other products through its e-commerce store, www.procontractorstore.com, operated by RAL. The Company is headquartered in
--------------------------
New Jersey, and, with its affiliates, operates out of seven locations in New Jersey; nine in New York and one in Pennsylvania. For more information on Colonial Commercial Corp.'s operations, products and/or services, please visit www.colonialcomm.com.
--------------------


Safe  Harbor  Statement:  The  foregoing  press  release  may contain statements
-----------------------
concerning Colonial Commercial Corp.'s financial performance, markets and business operations that may be considered "forward-looking" under applicable securities laws. Colonial cautions readers of this press release that actual results might differ materially from those projected in any forward-looking statements. Factors which might cause actual results to differ materially from any results that are projected in the forward-looking statements include the following: continued acceptance of the company's products in the marketplace, competitive factors, dependence upon third-party vendors, and other risks detailed in the company's periodic report filings with the Securities and Exchange Commission. These and certain other factors which might cause actual results to differ materially from those projected are detailed from time to time in Colonial's periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference. Colonial undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time.


FOR FURTHER INFORMATION, PLEASE CONTACT WILLIAM PAGANO, CHIEF EXECUTIVE OFFICER, OR WILLIAM SALEK, CHIEF FINANCIAL OFFICER, AT (973) 427-8224.


                          (Financial Highlights Follow)

                            COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                               Condensed Consolidated Balance Sheets

                                                                       March 31,     December 31,
                                                                          2007           2006
                                                                      ------------  --------------
                                                                      (Unaudited)
                                    Assets
Current assets:
  Cash                                                                $   600,386   $     482,251
  Accounts receivable, net of allowance for doubtful accounts of
    $237,661 in 2007 and $212,043 in 2006                               8,455,946       9,069,301
  Inventory                                                            14,624,886      12,854,317
  Prepaid expenses and other current assets                             1,271,280       1,057,099
  Deferred tax asset - current portion                                    420,000         420,000
                                                                      ------------  --------------
       Total current assets                                            25,372,498      23,882,968
Property and equipment                                                  1,453,888       1,512,666
Goodwill                                                                1,628,133       1,628,133
Other intangibles                                                           3,000           3,500
Other assets - noncurrent                                                 190,740         202,177
Deferred tax asset - noncurrent                                         1,288,500       1,288,500
                                                                      ------------  --------------
                                                                      $29,936,759   $  28,517,944
                                                                      ============  ==============
                       Liabilities and Stockholders' Equity
Current liabilities:
  Trade payables                                                      $ 6,922,785   $   4,719,160
  Accrued liabilities                                                   1,908,331       1,975,175
  Income taxes payable                                                        309           1,630
  Borrowings under credit facility - revolving credit                  13,275,383      13,615,696
  Notes payable - current portion; includes related party notes of
    $30,000  in 2007 and 2006                                             134,318         136,539
                                                                      ------------  --------------
       Total current liabilities                                       22,241,126      20,448,200
  Notes payable, excluding current portion; includes related party
    notes of $1,008,125 in 2007 and $1,028,750 in 2006                  1,309,888       1,317,394
                                                                      ------------  --------------
       Total liabilities                                               23,551,014      21,765,594
                                                                      ------------  --------------

Commitments and contingencies

Stockholders' equity:
  Redeemable convertible preferred stock, $.05 par value, 2,500,000 shares authorized; 467,500 shares issued and outstanding in 2007
    and 2006; liquidation preference of $2,337,500 in 2007 and 2006        23,375          23,375
  Common stock, $.05 par value, 20,000,000 shares authorized;
    4,645,680 in 2007 and 4,593,680 in 2006 shares issued and
    outstanding                                                           232,284         229,684
  Additional paid-in capital                                           10,728,526      10,707,791
  Accumulated deficit                                                  (4,598,440)     (4,208,500)
                                                                      ------------  --------------
       Total stockholders' equity                                       6,385,745       6,752,350
                                                                      ------------  --------------
                                                                      $29,936,759   $  28,517,944
                                                                      ============  ==============

                             COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                          Condensed Consolidated Statements of Operations
                                            (Unaudited)

                                                                      For The Three Months Ended
                                                                              March 31,
                                                                   --------------------------------
                                                                        2007             2006
                                                                   --------------------------------
Net sales                                                          $   16,042,232   $   14,884,214
Cost of sales                                                          11,170,730       10,198,887
                                                                   ---------------  ---------------
    Gross profit                                                        4,871,502        4,685,327

Selling, general and administrative expenses                            4,988,606        4,756,862
                                                                   ---------------  ---------------
    Operating loss                                                       (117,104)         (71,535)

Other income                                                               64,598           65,789
Interest expense, net; includes related party interest of $25,967
in 2007 and $25,629 in 2006                                              (334,042)        (299,662)
                                                                   ---------------  ---------------
    Loss before income taxes                                             (386,548)        (305,408)

Income tax expense                                                          3,392           19,121
                                                                   ---------------  ---------------
  Net Loss                                                         $     (389,940)        (324,529)
                                                                   ===============  ===============

Loss per common share:
  Basic                                                            $        (0.08)  $        (0.07)
                                                                   ===============  ===============
  Diluted                                                          $        (0.08)  $        (0.07)
                                                                   ===============  ===============

Weighted average shares outstanding:
  Basic                                                                 4,645,102        4,549,411
                                                                   ===============  ===============
  Diluted                                                               4,645,102        4,549,411
                                                                   ===============  ===============

                                 COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                              Condensed Consolidated Statements of Cash Flows
                                                (Unaudited)

                                                                            For The Three Months Ended
                                                                                     March 31,
                                                                             2007               2006
                                                                       -----------------  -----------------
Cash flows from operating activities:
  Net loss                                                             $       (389,940)  $       (324,529)
  Adjustments to reconcile net loss to net cash provided by (used in)
    operating activities:
      Stock-based compensation                                                   10,335                  -
      Provision for doubtful accounts                                             1,792             59,844
      Depreciation and amortization                                             119,151            106,690
      Amortization of intangibles                                                   500              3,417
      Accretion of debt discount                                                  9,375              9,375
      Changes in operating assets and liabilities
        Accounts receivable                                                     611,563            722,721
        Inventory                                                            (1,770,569)        (2,198,765)
        Prepaid expenses and other current assets                              (214,181)            97,857
        Other assets - noncurrent                                                11,437             13,119
        Trade payables                                                        2,203,625            810,256
        Accrued liabilities                                                     (66,844)          (136,075)
        Income taxes payable                                                     (1,321)             6,257
                                                                       -----------------  -----------------
        Net cash provided by (used in) operating activities                     524,923           (829,833)
                                                                       -----------------  -----------------

Cash flows from investing activities:
  Additions to property and equipment                                           (60,373)           (90,720)
                                                                       -----------------  -----------------
        Net cash used in investing activities                                   (60,373)           (90,720)
                                                                       -----------------  -----------------

Cash flows from financing activities:
  Issuance of common stock and exercise of stock options                         13,000                  -
  Repayments of notes payable: includes related party repayments
  of $30,289 in 2006.                                                           (19,102)           (46,046)
  Issuance of notes payable                                                           -             13,073
  Repayments under credit facility - term loan                                        -           (250,000)
  Borrowings under credit facility - revolving credit                          (340,313)         1,153,226
                                                                       -----------------  -----------------
        Net cash (used in) provided by financing activities                    (346,415)           870,253
                                                                       -----------------  -----------------
Increase (decrease) in cash                                                     118,135            (50,300)
Cash - beginning of period                                                      482,251            613,456
                                                                       -----------------  -----------------
Cash - end of period                                                   $        600,386   $        563,156
                                                                       =================  =================